                                                                    EXHIBIT 10.4

                             [STARBUCKS COFFEE LOGO]

                              STARBUCKS CORPORATION
                          STOCK OPTION GRANT AGREEMENT
                              FOR PURCHASE OF STOCK
                      UNDER THE 2005 KEY EMPLOYEE SUB-PLAN
                                     TO THE
           STARBUCKS CORPORATION 2005 LONG-TERM EQUITY INCENTIVE PLAN

      FOR VALUABLE CONSIDERATION, STARBUCKS CORPORATION (the "Company") does hereby grant to the individual named below (the "Optionee"), the number of options to purchase a share of the Company's Common Stock (the "Options") set forth below at the exercise price per share (the "Exercise Price") set forth below. Such Options shall vest and terminate according to the vesting schedule and term information described below. All terms of this Stock Option Grant Agreement shall be subject to the terms and conditions of the 2005 Key Employee Sub-Plan to the Starbucks Corporation 2005 Long-Term Equity Incentive Plan:

OPTIONEE:
NUMBER OF OPTIONS:
TYPE OF OPTION GRANT:      NON-QUALIFIED STOCK OPTION
EXERCISE PRICE:            $
DATE OF OPTION GRANT:
TERM OF OPTION:            10 YEARS FROM DATE OF GRANT
VESTING SCHEDULE:

      EXECUTED as of the Date of Option Grant.

                                               STARBUCKS CORPORATION

                                               By_______________________________

                                               Its CHAIRMAN

                                               OPTIONEE

                                               _________________________________

                                               _________________________________